Exhibit 10.1



                           WAIVER OF RIGHTS AGREEMENT

     This  Waiver of Rights Agreement (the "AGREEMENT") is made and entered into
                                            ---------
as  of  September  13,  2006  (the "EFFECTIVE DATE"), by and between XA, INC., a
                                    --------------
Nevada corporation ("XA") and ALPHA CAPITAL AKTIENGESELLSCHAFT, STONESTREET LIMITED PARTNERSHIP, WHALEHAVEN FUNDS LIMITED, GREENWICH GROWTH FUND LIMITED and GENESIS MICROCAP INC. (the "PURCHASERS"), each individually a "PARTY" and
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collectively  the  "PARTIES."
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                              W I T N E S S E T H:

     WHEREAS, pursuant to a Subscription Agreement entered into with the Purchasers on June 30, 2004 (the "SUBSCRIPTION AGREEMENT"), XA sold the
                                        -----------------------
Purchasers an aggregate of $2,500,000 in two tranches of Convertible Promissory Notes (the "NOTES" or the "PURCHASER NOTES"), with an aggregate of $1,250,000
              -----           ---------------
sold  on  June  30, 2004, which amount has been paid in full to date (the "FIRST
                                                                           -----
TRANCHE")  and  an aggregate of $1,250,000 sold on September 13, 2004, which has
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since been reduced to $1,012,500 (not including any accrued and unpaid interest, the  "SECOND  TRANCHE"),  due  to  the conversion of a portion of the Notes into
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shares  of  XA's  common  stock which amount is due and payable on September 13,
2006 as well as 5,000,000 Class A Warrants to purchase shares of XA's common stock (the "PURCHASER WARRANTS");
              -------------------

     WHEREAS, the Purchasers and XA previously entered into a Waiver of Rights Agreement on July 17, 2006, effective as of June 30, 2006, and extended via email on August 3, 2006, to August 9, 2006, to waive XA's default of the repayment of the First Tranche and certain Reset Provisions which may have come into effect in connection with the sale of $1,250,000 in 11% Senior Secured Convertible Promissory Notes and warrants to various third party purchasers, which funding closed August 8, 2006 (the "PRIOR WAIVER");
                                                 -------------

     WHEREAS, XA plans to raise additional capital to repay the Second Tranche (the "FUNDING") subsequent to the Parties entry into this Agreement in the form
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of  Senior  Secured  Promissory  Notes  (the  "FUNDING NOTES") and certain other
                                               -------------
Warrants  (the  "FUNDING WARRANTS"), pursuant to a Securities Purchase Agreement
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to  be  entered into between XA and certain third parties on or around September
12,  2006  (the  "PURCHASE  AGREEMENT,"  and together with the Funding Warrants,
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Funding  Notes  and  any  and all other agreements and documents entered into in connection  with the Funding, the "FUNDING DOCUMENTS"), which XA plans to use to
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repay  the  amount  owed  pursuant  to  the  Second  Tranche.

     NOW, THEREFORE, in consideration for the promises and pledges contained below and other good and valuable consideration, which consideration XA and the Purchasers acknowledge receipt of, and the premises and the mutual covenants, agreements, and considerations herein contained, the Parties hereto agree as follows:

1.   PAYMENT  BY  XA  OF  THE  SECOND  TRANCHE.
     -----------------------------------------

     XA agrees to repay the Purchasers $500,000 of the amount due under the Second Tranche on or before September 22, 2006 (the "PARTIAL PAYMENT" and
                                                            ---------------
     the  "PARTIAL  PAYMENT  DATE")  and  agrees  to pay the Purchasers the full

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     remaining  amount  due under the Second Tranche (less the Partial Payment), including any accrued and unpaid interest on the Second Tranche through such payment date, on or before October 16, 2006 (the "FINAL PAYMENT
                                                                   -------------
     DATE").
     ----

     The Purchasers agree that they will receive valid consideration (not previously provided to the Purchasers) from XA as a result of XA's agreement to pay the Purchasers the Partial Payment and the Final Payment.

2.   EXTENSION  OF  THE  DUE  DATE  OF  THE  SECOND  TRANCHE.
     -------------------------------------------------------

     In connection with XA's agreement to pay the Partial Payment and Final Payment on or before the Partial Payment Date and Final Payment Date, respectively, the Purchasers agree that the original due date of the Second Tranche, September 13, 2006, shall be extended to September 22, 2006 in connection with the payment of the $500,000 Partial Payment and to October 16, 2006 in connection with the payment of the Final Payment (the "EXTENSION"). The Purchasers further agree that XA shall not be in default
      ---------
     of the repayment of the Second Tranche as long as XA makes the required Partial Payment on or before the Partial Payment Date and the Final Payment on or before the Final Payment Date.

     XA agrees that it will receive valid consideration due to the Extension provided by the Purchasers.

3.   PURCHASERS'  WAIVER  OF  THE  RESET  AND ANTI-DILUTION RIGHTS OF THE NOTES,
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     PURCHASER  WARRANTS  AND  SUBSCRIPTION  AGREEMENT.
     -------------------------------------------------

     In connection with XA's entry into the Funding and the Funding Documents, and the timely making of the Partial Payment on or prior to the Partial Payment Date and the Final Payment on or prior to the Final Payment Date (as provided in Section 1, above), the Purchasers agree to:

     a) Waive the Favored Nations Provision, Section 12(c) of the Subscription Agreement; Section 3.4 of the Purchaser Warrants; Section 2.1(c)D of the Purchaser Notes; as well as any other reset, anti-dilution or re-pricing rights in connection (collectively the "RESET PROVISIONS") with:
           -----------------

          i)   the Funding  and  the  Funding  Documents;  and

          ii) certain other securities issuable by XA included and detailed in the Funding Documents, including certain warrants issuable to consultants in connection with finders fees and consulting fees pursuant to the Funding, including but not limited to the issuance of up to 250,000 shares of XA common stock for professional services, and the issuance of 1,000,000 warrants to purchase shares of XA's common stock at an exercise price of $0.30 per share;

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     b)   Waive the  Redemption  provisions  of  the  Subscription  Agreement
          (Section 7.7) and the Purchaser Notes (Section 4.8), and to allow the prepayment of the outstanding balance of the Second Tranche at any time prior to September 13, 2006, without penalty; and

     c)     the  Extension  provided  by  Section  2,  above.

     Collectively  a),  b)  and  c)  above  are  referred  to  as  the  "FUNDING
                                                                         -------
     WAIVER."
     ------

     PROVIDED,  HOWEVER,  that  in  the  event  that  XA  fails  to  make  the
     ------------------
     required Payment of the Partial Payment on or prior to Partial Payment Date and/or fails to make the required Final Payment on or prior to the Final Payment Date:

     a)   The  Funding  Waiver  shall  be  automatically  revoked;  and

     b) All of the Purchasers' rights and remedies under the Subscription Agreement, the September 2004 Purchaser Notes and Purchaser Warrants will automatically be restored, other than those rights waived pursuant to the December 29, 2004, Waiver Agreement between the Parties.

4.   XA'S PAYMENT  OF  THE  FIRST  TRANCHE  AND  INTEREST ON THE SECOND TRANCHE.
     --------------------------------------------------------------------------

     The Purchasers agree that from the original due date of the First Tranche, June 30, 2006, up to and including the Effective Date of this Agreement, XA has not been in default of either the Purchaser Notes, Subscription Agreement or Purchaser Warrants and/or if XA has been deemed to be in default of such agreements, that such default has previously been waived by the Purchasers.

     Furthermore, the Purchasers agree that XA has Timely made all required payments of principal under the First Tranche, which current outstanding balance is $0 as of the date of this Agreement, and has Timely made all required payments of interest under the Second Tranche of the Purchaser Notes, which Second Tranche does not have another required payment until September 13, 2006, which date has been extended by the Extension, and as such, XA is not in default of any provision of the Subscription Agreement, Purchaser Notes and Purchaser Warrants as of the date of this Agreement.

     For  the  purposes  of  this  section,  the term "TIMELY" shall mean either
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     within  the  time  periods specified in the original Subscription Agreement and/or Purchaser Notes or in the time periods specified in the Prior Waiver, whichever is later.

5.   MISCELLANEOUS.
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     (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of this
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          Agreement  shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

     (b)  Applicable  Law.  This  Agreement  shall  be  construed  in accordance
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          with  and governed by the laws of the State of New York, excluding any provision of this Agreement which would require the use of the laws of any other jurisdiction.

     (c)  Entire   Agreement,  Amendments   and   Waivers.   This   Agreement
          -----------------------------------------------
          constitutes  the  entire agreement of the Parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent or such Party.

     (d)  Waiver.  No  failure  on  the  part  of  any  Party  to  enforce  any
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          provisions  of  this  Agreement  will  act as a waiver of the right to enforce  that  provision.

     (e)  Section  Headings.  Section  headings  are  for  convenience  only and
          -----------------
          shall  not  define  or  limit  the  provisions  of  this  Agreement.

     (f)  Effect  of  Facsimile  and  Photocopied  Signatures.  This  Agreement
          ----------------------------------------------------
          may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.








     [Remainder of page left intentionally blank.  Signature page follows.]

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     This  Agreement  has been executed by the Parties on the date first written above,  with  an  Effective  Date  as  provided  above.


XA, INC.

/s/ Joseph Wagner
-----------------------
JOSEPH WAGNER
CHIEF EXECUTIVE OFFICER


                                   PURCHASERS:
                                   -----------

ALPHA CAPITAL AKTIENGESELLSCHAFT      STONESTREET LIMITED PARTNERSHIP
--------------------------------      -------------------------------

BY: /s/ Konrad Ackerman               BY: /s/ Libby Leonard
   ----------------------------           ---------------------------
ITS:                                  ITS: Cheif Operating Officer
    ---------------------------           ---------------------------
PRINTED NAME: Konrad Ackerman         PRINTED NAME: Libby Leonard
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WHALEHAVEN FUNDS LIMITED             GREENWICH GROWTH FUND LIMITED
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BY: /s/ Evan Schemanauer              BY: /s/ Derek Wood
   --------------------------            ---------------------------
ITS: CFO                              ITS: Director
    -------------------------             --------------------------
PRINTED NAME: Evan Schemanauer        PRINTED NAME: Derek Wood
              ----------------                     -----------------


GENESIS MICROCAP INC.

BY: /s/ Larry Gibbons
   ---------------------------
ITS:
    --------------------------
PRINTED NAME: Larry Gibbons
             -----------------

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